UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

INTERPHASE CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-13071	75-1549797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 654-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective December 10, 2008, the Company amended its lease on its manufacturing facility in Carrollton, Texas with LIT Industrial Texas Limited Partnership to extend the lease from its current expiration date of January 31, 2009 to the amended expiration of March 31, 2014. A copy of the amendment is attached to this Form 8-k as Exhibit 10.1, which includes the terms of the future rent schedule.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 — Amendment on Leased Facility Carrollton, Texas

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

By: /s/ Thomas N. Tipton Jr.

Date: December 15, 2008

Title: Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 10.1	Amendment on Leased Facility Carrollton, Texas